                                                                   EXHIBIT 10.21

                               LICENSE AGREEMENT
                               -----------------

          LICENSE AGREEMENT (referred to herein as the "Agreement" or "License Agreement") made as of the 1st day of August, 1998, between 55 Broad Street Company, a New York partnership having an office at 345 Park Avenue, New York, New York, as Licensor (referred to herein as "Licensor"), and N2K, Inc., a
                                              --------
Delaware corporation, having an office at 55 Broad Street, New York, New York, as Licensee (referred to herein as "Licensee").
                                    --------

                                  WITNESSETH:

     WHEREAS:

          1. Licensor is the owner of the Building (referred to herein as the "Building") known as 55 Broad Street located in the Borough of Manhattan, City,
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County and State of New York;

          2.   Licensee desires to license and use a portion of the seventh
                                                                    -------
(7th) floor of the Building as general offices; and
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          3.   Licensor is willing to license such space to License and Licensee is willing to enter into such license all under the terms, covenants and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties agree as follows:

     FIRST:    (A)  Licensor does hereby grant to Licensee upon the terms
     -----
and conditions of this License Agreement a license to use a portion of the seventh (7th) floor in the Building known as Unit 7A which is delineated by the
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outlining and crosshatched markings on the floor plan annexed hereto and made a part hereof as Exhibit 1 (referred to as "Licensed Space").  The license granted
               ---------                  --------------
hereunder shall be on a month to month basis (referred to herein as the "License
                                                                         -------
Term") to commence on August 1, 1998 (such date is referred to herein as the
----
"License Commencement Date") and to end on the last day of any calendar month,
--------------------------
unless such License Term shall sooner cease and expire pursuant to any of the terms or conditions of this License Agreement or pursuant to law (the date on which the License Term shall end is sometimes referred to herein as the "License
                                                                         -------
Termination Date").  Licensee waives any right to recover any damages which may
----------------
result from Licensor's failure to deliver possession of the Licensed Space to Licensee on the License Commencement Date. The License granted to Licensee hereunder shall only apply to the Licensed Space, and Licensee shall have no rights to or in any part of the Building except the Licensed Space.

          (B) (1) MUTUAL TERMINATION OPTION: Either party hereto shall have the right to terminate this License as of the last day (which day is referred to as the "Earlier Termination Date") of any calendar month by notice
                    ------------------------
to the other party exercising such right at least thirty (30) days prior to the Earlier Termination Date. Time is of the essence with respect to the giving of such notice. Neither party shall have the right to give such notice less than thirty (30) days prior to the proposed Earlier Termination Date, and any notice given less than thirty (30) days prior to the proposed Earlier Termination Date purporting to exercise such option shall be void and of no force or effect. Such notice of termination shall be given in accordance with the provisions of Article EIGHTEENTH. Notwithstanding the giving of such notice of termination, both parties shall comply with all of the terms, covenants and conditions of this License on such party's part to be observed and performed, including, without limitation, the covenant by Licensee to pay the License Fee and all other charges and sums due under the License, for all periods through and including the Earlier Termination Date. In the event either party shall give any such notice of termination pursuant to the provisions hereof and shall otherwise comply with the conditions of the exercise of such party's right to terminate this License, this License shall come to an end and expire on the Earlier Termination Date, unless sooner terminated pursuant to any other term, covenant or condition of this License or pursuant to law.

                    (2) Upon request of either party, from time to time, the other party will execute and deliver to the requesting party an instrument, in form reasonably satisfactory to such requesting party, stating that the other party has not exercised the right of termination contained herein or that either party has exercised the right of termination contained herein, as the case may be. Failure of either party to request the execution and delivery of such instrument or failure of either party to execute such instrument, however, shall not vitiate the foregoing provisions hereof.

          SECOND:   LICENSE FEE:   (1)  Licensee shall pay to Licensor an annual
          ------
minimum license fee of Sixty-six Thousand Eight Hundred Fifty-two and 00//100 ($66,852.00) Dollars (referred to herein as the "License Fee"). Such License
                                                 -----------
Fee shall be payable in equal installments each in the sum of Five Thousand Five Hundred Seventy-one and 00/100 ($5,571.00) Dollars in advance on the first (1st) day of each month of the License Term without prior demand therefor and without any offset of deduction whatsoever. The License Fee if applicable, shall be collectable in the same manner as rent and Licensor shall have all of the rights and remedies at law to collect same and shall be paid in lawful money of the United States.

                                   (2)  Upon execution and delivery of this
License Agreement, Licensee shall pay to Licensor the sum of Five Thousand Five Hundred Seventy-one and 00/100 ($5,571.00) Dollars as the License Fee for the first (1st) full month of the License Term.

          THIRD:    LICENSED SPACE USE:  (A)  The Licensed Space shall be used
          -----     ------------------
by Licensee solely for general offices and for no other purpose. Licensee acknowledges and agrees that no representations have been made to Licensee with respect to the use, if any, to which the License Space may be put.

                    (B) Licensee shall not use or occupy, or permit the use or occupancy of the Licensed Space or any part thereof, for any purpose other than the purpose specifically set forth in Paragraph A of this Article THIRD, or in any manner which, in Licensor's judgment, (a) shall adversely affect or interfere with (i) any services required to be furnished by Licensor to Licensee or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment or any part of the Building by any other tenant or occupant, or (b) tend to impair the character or dignity of the Building. Without limiting the aforesaid, Licensee shall conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb Licensor or any tenant, Licensee, user or occupant of the Building.

          FOURTH:   ALTERATIONS.    Licensee shall not make any changes,
          ------    -----------
additions, improvements, alterations or other physical changes to the Licensed Space, the Building or any portions thereof, or any of the systems therein or thereon (referred to collectively as "Alterations" and singly as an
                                      -----------
"Alteration") without the prior written consent of Licensor in each instance,
 ----------
and in the event that Licensor grants such consent, such Alteration shall be made in compliance with all Legal Requirements and performed in a manner and at such times as Licensor reasonably designates and such Alterations or installations shall not, in any event, interfere with the use and operation of the Building by Licensor or any tenant, licensee, occupant or user thereof. Without limiting the aforesaid, Licensee agrees that (a) prior to any Alterations by Licensee or the installation of any of Licensee's equipment in the Licensed Space, Licensee shall submit detailed plans and specifications of the planned Alteration or installation to Licensor for Licensor's approval, provided that in no event will Licensor's approval of such plans be deemed a representation that they comply with applicable Legal Requirements, and will not cause interference with communication operations of Licensor, or any tenant, licensee, user or occupant of the Building and any such Alterations shall be made only in accordance with the plans and specifications approved by Licensor,
(b) all contractors performing any Alterations, modification or maintenance work on behalf of Licensee at the Licensed Space or in the Building shall be subject to the prior written approval of Licensor prior to the commencement of such work, which approval shall not be unreasonably withheld. In the event Licensor or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Licensee to Licensor in connection with any proposed Alteration, Licensee agrees to pay to Licensor a sum equal to any reasonable fees incurred by Licensor in connection therewith. Nothing in this License Agreement shall be construed in any way as constituting the consent or request of Licensor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Licensed Space, the Building, or any part thereof. Any mechanic's or other lien filed against the Building, or the real property on which the Building is situated, for work claimed to have been done for, or materials claimed to have been furnished to, Licensee or any person claiming through or under

Licensee or based upon any act or omission or alleged act or omission of Licensee or any such person shall be discharged by Licensee (by bond or otherwise) at Licensee's sole cost and expense, within twenty (20) days after the filing of such lien.

          FIFTH:    REPAIRS AND MAINTENANCE:    Licensee shall, at its sole cost
          -----     -----------------------
and expense, maintain and take good care of (i) the Licensed Space and all fixtures, installations and appurtenances contained therein and (ii) Licensee's personal property and equipment, personal property and all replacements and additions thereto and Licensee shall make all repairs, structural or otherwise, foreseen or unforeseen as and when needed to keep the Licensed Space, and Licensee's personal property and equipment in good order and repair. Licensor shall have no obligation to maintain, repair, operate or safeguard Licensee's equipment.

          SIXTH:    UTILITIES AND SERVICES: (A) Except as hereinafter expressly
          -----     ----------------------
provided, Licensor shall have no obligation to provide any utilities, including electrical service, to the Licensed Space or for the operation of Licensee's equipment and Licensor makes no representation as to the availability of such utilities.

               (B) (1) Prior to the License Commencement Date, Licensor, at Licensor's expense, shall have installed a submeter or submeters in the Licensed Space to measure Licensee's actual consumption of electricity in the entire Licensed Space. Licensee shall pay to Licensor, from time to time, upon demand, for the electricity consumed in the Licensed Space, as determined by a submeter or submeters installed herein, the actual cost to Licensor of purchasing electricity for the Licensed Space (as such actual cost is hereinafter defined) plus all applicable taxes thereon. Licensor's actual cost for Licensee's KW and KWH shall be determined by the application of the Building's electric rate schedule per month from the corporation(s) and/or other entity(ies) selected by Licensor to supply electrical service to the Building to Licensee's usage. With respect to any period when any such submeter is not in good working order, Licensee shall pay Licensor for electricity consumed in the portion of the Licensed Space served by such submeter at the rate paid by Licensee to Licensor during the most recent comparable period when such submeter was in good working order. Licensee shall take good care of any such submeter and all submetering installation equipment, at Licensee's sole cost and expense, and make all repairs thereto occasioned by any acts, omissions or negligence of Licensee or any person claiming through or under Licensee as and when necessary to insure that any such submeter is, at all times during the License Term, in good working order.

                    (2)  With respect to the period (referred to as the "Interim
                                                                         -------
Period"), if any, from the License Commencement Date through the date
------
immediately prior to the date upon which the submeter or submeters shall be operable, Licensee shall pay to Licensor monthly, on demand of Licensor, for the electricity consumed in the Licensed Space, a sum equal to one-twelfth (1/12th) of the product of (x) $1.50 multiplied by (y) 2,476. With respect to any period during the Interim Period constituting less than a full calendar month, the monthly payment referred to in the preceding sentence shall be approximately prorated.

                    (3) Licensee acknowledges that the Building heating, ventilating and air conditioning system unit serving the floor of the Building on which the Licensed Space is located (referred to herein as the "Floor HVAC Unit") shall not be connected to the submeter(s) serving the Licensed Space, but, instead, shall be connected to a separate meter(s) measuring the electrical energy consumed by such Floor HVAC Unit. Accordingly, Licensee agrees that during the License Term, Licensee shall pay to Licensor, from time to time upon demand of Licensor and submission by Licensor to Licensee of invoices or bills therefor 10.44% percent (hereinafter "Licensee's Electrical Share") of all amounts shown on said separate meter(s) for such Floor HVAC Unit.

                    (4) Licensee acknowledges that the light and power system serving the public areas of the floor of the Building on which the Licensed Space is located (referred to herein as the "Floor Public Light and Power") shall not be connected to the submeter(s) serving the Licensed Space but, instead, shall be connected to a separate meter(s) measuring the electrical energy consumed by such Floor Public Light and Power. Accordingly, Licensee agrees that during the License Term, Licensee shall pay to Licensor, from time to time upon demand of Licensor and submission by Licensor to Licensee of invoices or bills therefor, Licensee's Electrical Share of all amounts shown on said separate meter(s) for such Floor Public Light and Power.

                    (5) If either the quantity or character of electrical service is changed by the corporation(s) and/or other entity(ies) selected by Licensor to supply electrical service to the Building or is no longer available or suitable for Licensee's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Licensee to any abatement or diminution of any fees or sums due Licensor from Licensee under this License Agreement, or relieve Licensee from any of its obligations under this License Agreement, or impose any liability upon Licensor, or its agents, by reason of inconvenience or annoyance to Licensee, or injury to or interruption of Licensee's business or otherwise. Licensee covenants that at no time shall the use of the electrical energy in the Licensed Space exceed the capacity of the existing feeders or risers or wiring installations then serving the Licensed Space.

                    (6) Licensor shall provide an electrical load of four (4) watts per square foot of rentable area demand load to the Licensed Space. The foregoing shall be exclusive of the electrical power for the Building HVAC systems.

                    (C) As long as Licensee is not in default under any of the terms, covenants or conditions of this Agreement on Licensee's part to be observed and performed, Licensor, at Licensor's expense, shall furnish heat to the Licensed Space, as and when required by law, from 8:00 A.M. to 6:00 P.M. on business days and on Saturdays from 8:00 A.M. to 1:00 P.M.

                    (D) As long as Licensee is not in default under any of the terms, covenants or conditions of this Agreement on Licensee's part to be observed or performed, Licensor, at Licensor's expense, shall furnish and distribute to the Licensed Space (i) conditioned air at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, from 8:00 A.M. to 6:00 P.M. on business days and on

Saturdays from 8:00 A.M. to 1:00 P.M. during the months of May, June, July, August, September and October when required for the comfortable occupancy of the Licensed Space; and (ii) mechanical ventilation through the Building air conditioning system on 8:00 A.M. to 6:00 P.M. on business days and on Saturdays from 8:00 A.M. to 1:00 P.M. throughout the year, except when conditioned air or heat is being furnished. Notwithstanding the foregoing provisions of this Article SIXTH, Licensor shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Licensed Space (a) which, by reason of any machinery or equipment installed by or on behalf of Licensee or any person claiming through or under Licensee, shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the Building air conditioning system is designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Licensee or any person claiming through or under Licensee. Whenever said air conditioning system is in operation, Licensee agrees to cause all the windows in the Licensed Space to be kept closed and to cause the venetian blinds in the Licensed Space to be kept closed if necessary because of the position of the sun. Licensee agrees to cause all the windows in the Licensed Space to be closed whenever the Licensed Space is not occupied. Licensee shall cooperate fully with Licensor at all times and abide by all regulations and requirements which Licensor may reasonably prescribe for the proper functioning and protection of the air conditioning and ventilating system. In addition to any and all other rights and remedies which Licensor may invoke for a violation or breach of any of the foregoing provisions of this Paragraph (D), Licensor may discontinue heating, air conditioning and ventilating service during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Licensee to any abatement or diminution of rent, or relieve Licensee from any of its obligations under this Agreement, or impose any liability upon Licensor, or its agents, by reason of inconvenience or annoyance to Licensee, or injury to or interruption of Licensee's business, or otherwise.

          (E) (1) As long as this License Agreement is in full force and effect and provided Licensee shall keep the Licensed Space in order, Licensor, at Licensor's expense, shall cause the office areas of the Licensed Space to be cleaned in a manner consistent with the standards and practices adopted by Licensor for the Building, and shall cause Licensee's ordinary office waste paper refuse to be removed. Licensee shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Licensor with respect thereto. Licensee acknowledges that Licensor's obligation to cause the office areas of the Licensed Space to be cleaned excludes any portion of the Licensed Space not used as office areas (e.g., storage, mail and computer areas, private lavatories and areas used for the storage, preparation service or consumption of food or beverages). Licensee shall pay Licensor at Building standard rates or, if there are no such rates, at reasonable rates, for the removal of any of Licensee's refuse or rubbish, other than ordinary office waste paper refuse, from the Building, and Licensee, at Licensee's expense, shall cause all portions of the Licensed Space used for the storage, preparation service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Licensor, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

                    (2) Licensee acknowledges and is aware that the cleaning services required to be furnished by Licensor pursuant to this Section may be furnished by a contractor or contractors employed by Licensor and agrees that Licensor shall not be deemed in default of any of its obligations under this Agreement unless such default shall continue for an unreasonable period of time after notice from Licensee to Licensor setting forth the specific nature of such default.

               (F) As long as Licensee is not in default under any of the terms, covenants or conditions of this Agreement on Licensee's part to be observed and performed, Licensor, at Licensor's expense, shall furnish necessary passenger elevator facilities twenty-four (24) hours per day on business days and on from Saturdays 8:00 A.M. to 6:00 P.M. and shall have a passenger elevator subject to call at all other times. Licensee shall be entitled to the non-exclusive use of the freight elevator in common with other tenants and occupants of the Building from 8:00 A.M. to 6:00 P.M. on business days, subject to such reasonable rules as Licensor may adopt for the use of the freight elevator. At any time or times all or any of the elevators in the Building may, at Licensor's option, be automatic elevators, and Licensor shall not be required to furnish any operator service for automatic elevators. If Licensor shall, at any time, elect to furnish operator service for any automatic elevators, Licensor shall have the right to discontinue furnishing such service with the same effect as if Licensor had never elected to furnish such service.


     SEVENTH:  CONDITION OF THE LICENSEE SPACE. Licensee shall take the Licensed
     -------   -------------------------------
Space in the condition that the Licensed Space shall be in on the License Commencement Date "as is". Licensor shall have no obligation to do any work or perform any installations in order to prepare the Licensed Space for Licensee's occupancy.

     EIGHTH:   END OF LICENSE TERM. Licensee shall vacate the Licensed Space
     ------    -------------------
upon the License Termination Date broom clean and in good order and in the same condition that the Licensed Space existed on the License Commencement Date, ordinary wear excepted, and Licensee shall, on or prior to the License Termination Date, remove all of Licensee's personal property and all other property and effects of Licensee and all persons claiming through or under Licensee from the Licensed Space and the Building and Licensee shall repair all damage to the Licensed Space and the Building occasioned by such removal. Licensor shall have the right to retain any property and effects of Licensee or such person which shall remain in the Licensed Space after the License Termination Date and any net proceeds from the sale thereof, without waiving any of Licensor's rights with respect to any "Event of Default" (as hereinafter defined) by Licensee. Licensee hereby expressly waives for itself and for any person claiming through or under Licensee any rights which Licensee or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules or any successor law of like import then in force in connection with any holdover summary proceedings which Licensor may institute to enforce the foregoing provisions of this Article EIGHTH. If the date upon which the License Term shall expire, terminate or end shall fall on a Sunday or holiday, then Licensee's obligations under the first sentence of this Article EIGHTH shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Licensee's obligations under this Article EIGHTH shall survive the License Termination Date.

     NINTH:    ASSIGNMENT AND SUBLETTING:    (1) Licensee may not assign or
     -----     -------------------------
transfer this License Agreement, or the License granted hereunder, without the prior written consent of Licensor in each instance, which consent Licensor may withhold in its sole discretion. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Licensee (unless such stock is publicly traded on a recognized security exchange or over-the-counter market) or (b) any interest in any partnership or joint venture of Licensee, however accomplished, and whether in a single transaction or in a series of related and/or unrelated transactions, resulting in a change of more than forty-nine (49%) percent of the then issued and outstanding capital stock of any corporate Licensee (unless such stock is publicly traded on a recognized security exchange or over-the-counter market) or any interest in any partnership or joint venture of Licensee, however accomplished, and whether in a single transaction or in a series of related/unrelated transactions, shall be deemed, for the purposes of this Article NINTH, as an assignment of this License and Licensee's rights granted hereunder which shall require the prior consent of Licensor in each instance. Licensee shall not be permitted to sublicense the Licensed Space without the prior written consent of Licensor which consent Licensor may withhold at its sole discretion.


                         (2)  As long as Licensee is not in default under any of
the terms, covenants or conditions of this License on Licensee's part to be observed and performed beyond applicable notice and cure periods, Licensee shall have the right without the prior consent of Licensor, to permit the use or occupancy of, all or any part of the Licensed Space by any subsidiary or affiliate of Licensee named herein for the use permitted in this License only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Licensee named herein shall mean any corporation not less than fifty-one (51 %) percent of whose outstanding voting stock at the time shall be owned by Licensee named herein, and (b) an "affiliate" of Licensee named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Licensee named herein. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. However, no such use and occupancy shall be valid unless, Licensee shall give prompt notice to Licensor of any such use or occupancy of all or any part of the Licensed Space and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this License. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this License or the Licensed Space.

                         (3)  Licensor shall have the right to freely transfer
and assign, in whole or in part, all its rights and obligations hereunder and in the Building and no further liability or obligation shall thereafter accrue against Licensor.


     TENTH:    LICENSOR ACCESS.    (A) (1) Licensor and its agents shall have
     -----     ---------------
the following rights in and about the Licensed Space: (i) to enter the Licensed Space at all times to examine the Licensed Space or for any of the purposes set forth in this Article TENTH or for the purpose of performing any obligation of Licensor under this License Agreement or exercising any right or remedy reserved to Licensor in this License Agreement, or complying with any Legal Requirement which Licensor is obligated to comply with hereunder, and if Licensee, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Licensed Space at any time when such entry shall be necessary or permissible, to use a master key or to forcibly enter the Licensed Space; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Licensed Space; (iii) to exhibit the Licensed Space to others; (iv) to make such decorations, repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Licensor may deem necessary or desirable; (v) to take all materials into and upon the Licensed Space that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Licensed Space at any time during the License Term if Licensee shall have removed all or substantially all of Licensee's property from the Licensed Space. The lessors under any superior lease and the holders of any mortgage shall have the right to enter the Licensed Space from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Licensor or Licensee relating thereto. Licensor shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the Building.

                         (2)  Supplementing the provisions of this Paragraph A
above, Licensor, agrees that, except in cases of emergency, any entry upon the Licensed Space shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Licensed Space, notwithstanding any contrary provisions of this Agreement), and any work performed or installations made by Licensor shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Licensee's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Licensor any obligation to employ contractors or labor at so-called overtime or other premium pay rates).

                    (B)  LICENSOR'S RESERVATION OF RIGHTS TO PORTIONS OF THE
                         ---------------------------------------------------
BUILDING: All parts (except surfaces facing the interior of the Licensed Space)
--------
of all walls, windows and doors bounding the Licensed Space (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Licensed Space, all space in or adjacent to the Licensed Space used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Licensed Space for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Licensor. Licensor also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Licensee's access to the Licensed Space. Nothing contained in this Article TENTH shall impose any obligation upon Licensor with respect to the operation, maintenance, alteration or repair of the Licensed Space or the Building.


          (C)       ACCESS TO THIRD PARTIES: Licensor and its agents shall have
                    -----------------------
the right to permit access to the Licensed Space, whether or not Licensee shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Licensee or any other occupant of the Licensed Space, or for any other lawful purpose, or by any representative of the fire, police, building sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Article TENTH, nor any action taken by Licensor under this Paragraph (C), shall be deemed to constitute recognition by Licensor than any person other than Licensee has any right or interest in this License Agreement or the Licensed Space.

          (D)       NO ACTUAL OR CONSTRUCTIVE EVICTION:  The exercise by
                    ----------------------------------
Licensor or its agents or by the lessor under any superior lease or by the holder of any mortgage of any right reserved to Licensor in this Article TENTH shall not constitute an actual or constructive eviction, in whole or in part, or entitle Licensee to any abatement or diminution of rent, or relieve Licensee from any of its obligations under this License Agreement, or impose any liability upon Licensor, or its agents, or upon any lessor under any superior lease or upon the holder of any such mortgage, by reason of inconvenience or annoyance to Licensee, or injury to or interruption of Licensee's business, or otherwise.

     ELEVENTH: LEGAL COMPLIANCE:   (A)   Licensee agrees that its use of the
     --------  ----------------
Licensed Space and the installation, operation and maintenance of its Licensee's personal property and equipment shall at all times, at Licensee's expense, strictly comply with all applicable "Legal Requirements", and the orders and requirements of all "Government Authorities". The term "Legal Requirements"
                                                        ------------------
shall mean all present and future laws, codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen, of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. The term "Governmental Authority" shall mean the United States of America, the State of
 ----------------------
New York, the County of New York, the Borough of Manhattan, the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau of instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Licensor, Licensee, the use of the Licensed Space or the Building.

               (B) In addition to the aforesaid, Licensee shall (i) not generate, store, install, dispose of or otherwise handle any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant, under any Legal Requirement now or hereinafter in effect (referred to herein as "Hazardous
                                                                       ---------
Substances") in the Licensed Space, or in or around the Building, in any manner
----------
contrary to any applicable Legal Requirements; (ii) not install or place in the Licensed Space any asbestos or asbestos-containing materials (iii) at Licensee's cost and expense remove, clean-up and remedy any Hazardous Substance in the Licensed Space or the Building to the extent and in the manner required by any applicable Legal Requirements, if the presence of such Hazardous Substances resulted from the action or inaction of Licensee, its employees, contractors, subcontractors, agents, licensees or invitees. Licensee shall not remove, clean up, abate, or disturb any asbestos or asbestos-containing material in or about the Licensed Space except as Licensor shall direct.


     TWELFTH:  CASUALTY AND CONDEMNATION.    (A)   In the event that the
     -------   -------------------------
Licensed Space shall be damaged by fire or other casualty, Licensor shall have no obligation to repair such damage provided that if Licensor gives Licensee notice that it intends to repair such damage within ninety (90) days of such damage or casualty then, this License Agreement shall remain in full force and effect provided that Licensor shall undertake such repairs with reasonable diligence. If the Licensee shall be unable to use all or substantially all of the Licensed Space or Licensee's equipment by reason of a fire or casualty which was not the result of the act or negligence of Licensee, then, during such period of inability the License Fee or other sums payable by Licensee to Licensor shall abate until the earlier of the date (i) such damage is repaired or (ii) Licensee begins to use Licensed Space or this License Agreement and the License Term shall end as provided in this Article TWELFTH; provided, however, that in the event that only a portion of the Licensed Space is so rendered unusable then, the Licensed Fee shall be abated in the same portion that the usable portion of the Licensed Space bears the total amount of the Licensed Space. In the event that Licensor shall not give notice that it intends to repair such damage, then, Licensee shall have the option, by notice to Licensor within thirty (30) days after the initial ninety (90) day period, to cancel this License Agreement and the License Term in which event this License Agreement and the License Term shall terminate and be of no further force and effect as of the date of such notice and except for those obligations which survive expiration of the License Term, neither party shall have any further obligation or liability under this License Agreement for any period after such effective termination date.

               (B) Notwithstanding anything contained in this License Agreement to the contrary, in the event that any of the following listed events shall occur (sometimes referred to herein as the "License Termination Events"), then
                                            --------------------------
this License and the License Term shall terminate and be of no further force and effect as of the effective date that this License shall so terminate. For the purposes hereof the License Termination Events shall be any of the following:

                    (I) if (a) the Licensed Space or (b) the Building shall be damaged by fire or other casualty (whether or not in such instance the Licensed Space shall be so damaged) and Licensor shall decide not to repair or restore such damage in which event the License Term shall terminate on a date set forth in a notice by Licensor to Licensee terminating this License and the License Term (i) as of the date of such fire a casualty, if the Licensed Space was damaged thereby, or (ii) a date set forth in Licensor's notice;

               (II) the Licensed Space or a substantial part of the Building shall be acquired or condemned by any legal authority or for public use or purpose in which event the License granted hereunder shall terminate upon a notice by Licensor to Licensee terminating this License Agreement and the License Term as of the date of such taking.

          (C) Licensee acknowledges that it has been advised that Licensor's insurance policies do not cover Licensee's personal property or any other property of Licensee in the Licensed Space; accordingly, it shall be Licensee's obligation to obtain and maintain insurance covering its property in the Licensed Space. Licensee shall attempt to obtain and maintain, throughout the License Term, in Licensee's casualty and other insurance policies covering Licensee's personal property and other property of Licensee in the Licensed Space, so-called "waiver subrogation" provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty. If Licensee is unable to obtain such provisions in Licensee's property and other insurance policies, Licensee shall name Licensor as an additional insured but not as a loss payee under such policies, it being understood and agreed that Licensor shall have no right whatsoever to any of the proceeds of such insurance. As long as such or similar provisions are included in such insurance policies then in force, Licensee hereby waives (and agrees to cause any other permitted occupants of the Licensed Space to execute and deliver to Licensor written instruments waiving) any right of recovery against Licensor, any lessors under any ground or underlying lease, the holders of any mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Licensor, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Licensed Space) shall, upon notice given by Licensee to Licensor, be deemed of no further force or effect from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Licensee, or any other permitted occupant of the Licensed Space, as the case may be, shall look solely to the proceeds of such policies to compensate Licensee or such other permitted occupant for any loss occasioned by fire or other casualty.


     THIRTEENTH:    INDEMNITY AND INSURANCE.   (A)  Licensee covenants and
     ----------     -----------------------
agrees to defend, protect, indemnify and hold harmless Licensor, and its agents (including its managing agents, Rudin Management Company, Inc.), and the agents, servants and employees of each of the foregoing and such other entities as may be designated by the Licensor (individually, "Indemnitee" and collectively the
                                              ----------
"Indemnitees") from and against each and every claim, demand, cause of action,
 -----------
liability, cost, damage, loss, penalty, fine, judgment
or expense (including, but not limited to, attorneys' fees and expenses incurred in defense of the Indemnitees) which (i) may be made, asserted, brought or recovered by any person, firm or corporation arising out of any death or bodily or personal injury (including sickness or disease) or any damage to property to the extent caused by, resulting from or in any way directly or indirectly incidental to or in connection with the use of the Licensed Space or the operation of the Licensee's equipment, and/or any act, omission or negligence of Licensee and its agents contractors or employees and (ii) shall arise or result from or be incurred in connection with or in any way be incidental to (1) any breach by Licensee of its obligations under this License Agreement or (2) any violation of any Legal Requirement or any fine, penalty or governmental order issued to or enforced against Licensor or any Indemnitee by any relevant Governmental Authority with regard to such violation; the term "expense" shall
                                                                -------
include, but not be limited to, any attorneys' fees or expenses incurred by Licensor in connection with the aforesaid and attorneys' fees or expenses incurred in connection with any action to recover such attorneys' fees or expenses. The obligations of Licensee hereunder shall survive the expiration, cancellation or termination of this License Agreement and the License Term.

                    (B) Without limiting the aforesaid, Licensee agrees to be responsible for any damage caused to the Building, and/or any other property owned by Licensor or any tenant, licensee, user or occupant of the Building which may be caused by Licensee or any of its agents or representatives.

                         (1)  Throughout the License Term and for so long as
Licensee (or any person through or under Licensee ) shall use or occupy the Licensed Space, Licensee shall, at Licensee's cost and expense, obtain and maintain throughout the License Term comprehensive public liability and water legal liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Licensed Space covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Licensed Space or any part thereof, whether installed by Licensor, Licensee or others, and shall furnish to Licensor duplicate original policies of such insurance at least ten
(10) days prior to the License Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Licensee, in which policies Licensor, and Licensor's Indemnitees shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Licensor.

                         (2)  Licensee shall comply with the "waiver of
subrogation" provisions referred to in Paragraph (C) of Article THIRTEENTH hereof.

     FOURTEENTH:    SUBORDINATION. This License Agreement and License and all of
     ----------     -------------
Licensee's rights hereunder shall remain, subject and subordinate in all respects to all ground or underlying leases now or hereafter in effect and to all mortgages which may now or hereafter affect such leases and/or the Building and/or the plot of land upon which it stands, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages. For the purposes hereof the word "mortgage" and the words "ground or underlying lease"
as used herein shall be deemed to mean and include: (i) all existing ground or underlying leases and mortgages, and all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, said mortgages, and (ii) one or more new such underlying or ground leases or mortgages given to or made or assigned to one or more savings banks, commercial banks, trust companies, insurance companies, universities, pension funds, or similar first mortgage lending institutions (referred to, collectively, as "Institutional Lenders") and, if there shall be more than one
                  ---------------------
such mortgage, all of such mortgages which shall be consolidated or correlated in a single instrument setting forth the manner of payment of the total indebtedness secured thereby, it being intended that such mortgage or mortgages as so consolidated or correlated, shall be of the character commonly known as "first mortgage", and (iii) any other such ground or underlying lease or mortgage or mortgages whether or not of the character commonly known as "first mortgage" held by a person or entity which is not an Institutional Lender provided that any such other ground or underlying lease or other mortgage shall contain a provision, or the holder thereof shall deliver an agreement to Licensee, in either case to the effect that any steps or proceedings taken by reason of default in any such underlying lease or mortgage shall not cut off this License Agreement, nor shall Licensee's possession be disturbed by virtue of such steps or proceedings, so long as there shall be no default by Licensee under any of the terms, covenants or conditions of this License Agreement however, Licensee agrees that Licensee shall have no right of set-off or other claim against the holder of such underlying lease or mortgage (if such holder should become Licensee's "licensor" under this License Agreement), based upon any act of Licensor or any other circumstance or act occurring prior to the date when such holder shall become Licensee's licensor under this License Agreement.

     FIFTEENTH:     LICENSOR LIABILITY LIMITATION.  Licensor shall incur no
     ----------     -----------------------------
liability of any kind whatsoever to Licensee or to any person, firm or corporation claiming by, through or under Licensee in connection with this License or the revocation thereof, or the use by Licensee of all or any portions of the Licensed Space or the Building. Licensor shall have no responsibility or liability for any loss or damage that may occur to Licensee's property or effects while located in the Licensed Space or the Building unless such damage is due to the negligence of Licensor. No general or limited partner, officer, director, employee or shareholder of Licensor or any agent thereof shall be personally liable for the performance of Licensor's obligation under this License Agreement. The liability of Licensor for any Licensor's obligation under this License Agreement shall be limited to Licensor's interest in the Building, and Licensee shall not look to any of Licensor's other assets for enforcement or satisfaction of any such obligation, nor shall Licensee seek recourse for such enforcement or satisfaction against any general or limited partner, officer, director, employee or shareholder of Licensor or any agent thereof. Licensee acknowledges and agrees that (i) Licensor shall not be obligated to provide security or any other type of protection for any equipment, personal property or installation in the Licensed Space, (ii) neither Licensor nor its agents shall be liable or responsible to Licensee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other order of governmental body or authority, or for any damage or inconvenience which may arise through maintenance, repair or alteration of any part of the Building. Licensor and Licensee agree that neither party shall be liable to the other for any special or consequential damages, including lost profits or revenues, as a result of such parties default of its obligations under this License Agreement, provided that nothing contained herein shall otherwise limit, modify or violate any claim or remedy in law or equity by one party hereof against the other by reason of a breach or default in the other's obligations under this License Agreement.

     SIXTEENTH:     DEFAULT/REMEDIES    (A)  If at any time prior to or during
     ---------      ----------------
the License Term, any one or more of the following events (referred to as "Events of Default") shall occur: (i) if Licensee shall default in the payment
 -----------------
when due of any installment of License Fee or in the payment when due of any other sums due Licensor hereunder, and such default shall continue for a period of ten (10) days after notice by Licensor to Licensee of such default, or (ii) if Licensee shall default in the observance or performance of any term, covenant or condition (other than the covenants to make payment of License Fee or other sums due Licensor) of this License Agreement granted hereunder on Licensee's part to be observed or performed and Licensee shall fail to remedy such default within thirty (30) days after notice by Licensor to Licensee of such default; or
(iii) if Licensee shall file a voluntary petition in bankruptcy or insolvency, or such proceeding shall be commenced against Licensee or Licensee shall be adjudicated a bankrupt or insolvent, or Licensee shall file or there shall be filed against Licensee any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or Licensee shall make an assignment for the benefit of creditors, or Licensee shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator for Licensee or of all or any part of Licensee's property; or (iv) if Licensee shall default in the observance or performance of any term, covenant or condition on the part of Licensee to be observed or performed under any other agreement with Licensor and such default shall continue beyond any grace period set forth in such other agreement for the remedying of such default; or (v) if Licensee shall desert or abandon the Licensed Space or Licensee's equipment; or
(vi) if Licensee's interest in this License shall devolve upon or pass to any person, whether by operation of law or otherwise except as provided in Article NINTH hereof then, upon the occurrence, at any time prior to or during the License Term, of any one or more of such Events of Default, Licensor, at any time thereafter, at Licensor's option, may give to Licensee a five (5) days' notice of termination of this License and, in the event such notice is given, this License and the License Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the expiration date of the License Term and this License Agreement, but Licensee shall remain liable for damages and all other sums payable pursuant to law. Any notice given by Licensor to Licensee under this Article SIXTEENTH shall be deemed a "ten day notice to quit" under the provisions of Section 713 of the Real Property Actions and Proceedings Law.

               (B) In the event that this License shall end, Licensor and its agents and servants may immediately, or at any time after such default or after the date upon which this License Agreement and the License Term shall expire and come to an end, re-enter the Licensed Space or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Licensed Space and dispossess Licensee and any other persons from the Licensed Space and remove any and all of their property and effects from the Licensed Space including Licensee's equipment and Licensor, at Licensor's option, may relicense or lease the whole or any part or parts of the Licensed Space, from time to time, either in the name of Licensor or otherwise, to such tenant or tenants, Licensee or Licensees for such term or terms ending before, on or after the expiration date of the License Term, at such rental or rental fees or otherwise and upon such other conditions, which may include concessions and free rent periods, as Licensor, in its sole discretion, may determine. Licensee hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Licensee, on its own behalf and on behalf of all persons claiming through or under Licensee, including all creditors, does further hereby waive any and all rights which Licensee and all such persons might otherwise have under any present or future law to redeem the Licensed Space, or to re-enter or repossess the Licensed Space, or to restore the operation of this License Agreement, after (i) Licensee shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Licensor, or (iii) any expiration or termination of this License Agreement and the Licensed Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this License Agreement.

          SEVENTEENTH:   INABILITY TO PERFORM.  If, by reason of strikes or
          -----------    --------------------
other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, Legal Requirement or any orders of any Government Authority, or any other cause beyond Licensor or Licensee's reasonable control, whether or not such other cause shall be similar in nature to those herein before enumerated, Licensor or Licensee, as the case may be, is unable to perform, fulfill or is delayed in fulfilling any of their respective obligations under this Agreement or any instrument collateral thereto, then the performance or observance of such obligation shall be suspended to the extent of and during the duration of such inability and (i) no such inability or delay shall constitute an actual or constructive eviction of Licensee, in whole or in part, or entitle Licensee to any abatement or diminution of any of the License Fee or any other sum due Licensor from Licensee hereunder, or (ii) no such inability or delay shall relieve Licensor or Licensee, as the case may be, from any of their respective obligations under this Agreement which are not affected by such inability or delay, or impose any liability upon Licensor, or Licensee, as the case may be, or their agents, by reason of inconvenience or annoyance to the other party, or injury to or interruption of Licensee's business, or otherwise. The provisions of this Paragraph 21 shall not apply to the obligations of either Licensor or Licensee, to pay any monies due the other party. Licensor and Licensee, as the case may be applicable, each agrees to employ reasonable diligence to eliminate the cause of any inability or delay referred to in this Paragraph, however, the provisions of this sentence shall not apply in the event of any strike or labor dispute and neither party shall be required to employ labor at overtime or any other premium pay rates unless there is a danger or threatened danger to the health or safety of any occupant of the Building or the environmental condition thereof.

     EIGHTEENTH:    NOTICES.   Any bills, statements, notices, demands, requests
     ----------     -------
or other communications given or required to be given pursuant to this License Agreement shall be effective only if rendered or given in writing, sent by registered or certified mail, return receipt requested, or (i) by a nationally recognized courier service such as Federal Express or UPS, addressed (a) to Licensee, Att.: J.J. Diamond (i) at the address set forth above, or (ii) at any place where Licensee or any agent or employee of Licensee may be found if mailed subsequent to Licensee's vacating, abandoning or surrendering the Licensed Space, or (b) to Licensor at the address set forth above, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Att.: Phillip A. Glantz, Esq. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided herein.

     NINETEENTH:    MISCELLANEOUS.  (A)  This License Agreement embodies and
     ----------     -------------
constitutes the entire understanding between the parties with respect to the transaction contemplated herein. This License Agreement may not be modified, amended or terminated, and Licensee's obligations hereunder shall in no way be discharged, except as expressly provided in this License Agreement or by written instrument executed by the parties hereto. If for any reason this License shall be construed as a tenancy of any kind, such tenancy shall be on a month-to-month basis only and shall be terminable by either Licensor or Licensee upon sixty
(60) days' prior written notice to the other party. This License Agreement shall be governed by and construed in accordance with the laws of the State of New York. This License Agreement shall not be binding or effective until this License Agreement is executed and delivered by Licensor and Licensee. This License Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

          (B)  The term "business days" as used in this Agreement shall exclude
                         -------------
Saturdays, Sundays and holidays, the term "Saturdays" as used in this Agreement
                                           ---------
shall exclude holidays and the term "holidays" as used in this Agreement shall
                                     --------
mean all days observed as legal holidays by either the New York State Government or the Federal Government. The terms "Person" and "persons" as used in this
                                       ------       -------
Agreement shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity. If any term, covenant or condition of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term, covenant or condition shall not be affected thereby. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Agreement, no weight shall be given to any deletions or striking out of any of the terms of this Agreement contained in any draft of this Agreement and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

          (C) Licensor and Licensee mutually represent and warrant to the other that they had no dealings with any brokers, consultants, individuals or any other entities in the negotiation and/or consummation of this License Agreement other than Schlesinger & Company, LLC. Licensor and Licensee hereby mutually agree to indemnify and hold the other party harmless from and against any claims, costs, expenses (including, without limitation, legal fees) and other liabilities incurred by the other party by reason of any claim or action for a commission or fee or other compensation by any person or broker other than Schlesinger & Company, LLC in connection with this License Agreement with whom the indemnifying party may have dealt. The provisions of this Paragraph (C) shall survive the expiration or earlier termination of the License Term and this License Agreement.

          (D) This License Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

          (E) Licensee shall have no right to record this License Agreement or any memorandum thereof.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                              55 BROAD STREET COMPANY, Licensor
                              By:

                              By: _____________________________________
                                   Name:
                                   Title:

                              N2K, INC., Licensee

                              By: _____________________________________
                                   Name:
                                   Title:

STATE OF            )
                    : ss.:
COUNTY OF           )


          On the ____________ day of ____________ 1998, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________, that he is the ____________ of ____________, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                   ________________________________
                                           Notary Public